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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 4, 2004

                            The Gymboree Corporation
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             (Exact name of registrant as specified in its charter)

          Delaware                     000-21250                 942615258
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(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                   Number)             Identification No.)

700 Airport Boulevard, Suite 200, Burlingame, CA                 94010-1912
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (650) 579-0600

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          (Former name or former address if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition

      On November 4, 2004, The Gymboree Corporation issued a press release announcing its sales results for the four-week period ended October 30, 2004, and for the third fiscal quarter of 2004. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

     (c)   Exhibits

     99.1  Press release of The Gymboree Corporation issued November 4, 2004.


      * The information furnished under Item 2.02 of this Current Report of Form 8-K, including the exhibit attached hereto under Item 9.01 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE GYMBOREE CORPORATION

                        Date: 11/04/04       By:  /s/ Myles B. McCormick
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                                                  Myles B. McCormick
                                                  Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.    Description

   99.1        Press release of The Gymboree Corporation issued November 4, 2004


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